================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           __________________________


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           __________________________

                Date of Report (Date of earliest event reported):
                                  April 3, 2002

                           __________________________

                                  VIDAMED, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                             0-26082                         77-0314454
    (State or Other Jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification
            Incorporation)                                                            Number)

                   46107 Landing Parkway
                    Fremont, California                              94538
         (Address of Principal Executive Offices)                  (Zip Code)


                                 (510) 492-4900
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

================================================================================

Item 5.  Other Events

         On April 3, 2002, VidaMed, Inc. issued a press release announcing its revenue, number of worldwide and U.S. TUNA procedures performed and equipment sales for the first quarter of 2002. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

                Exhibit No.                 Description
                -----------                 -----------
                   99.1     Press Release of VidaMed, Inc. issued April 3, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VIDAMED, INC.


                                              By: /s/ John F. Howe
                                                 -------------------------------
                                                      John F. Howe
                                                  Vice President, Finance and
                                                      Chief Financial Officer

Dated: April 3, 2002

                                  VIDAMED, Inc.

                                    FORM 8-K

                                  Exhibit Index
                                  -------------

     Exhibit No.                        Description                        Method of Filing
     -----------   ---------------------------------------------------     -----------------
        99.1       Press Release of VidaMed, Inc. issued April 3, 2002       Filed herewith